                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            800-820-0888 301-296-5100

                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds"):

          TITAN 500 FUND                   ELECTRONICS FUND
          TEMPEST 500 FUND                 ENERGY FUND
          VELOCITY 100 FUND                ENERGY SERVICES FUND
          VENTURE 100 FUND                 FINANCIAL SERVICES FUND
          NOVA FUND                        HEALTH CARE FUND
          URSA FUND                        INTERNET FUND
          OTC FUND                         LEISURE FUND
          MEDIUS FUND                      PRECIOUS METALS FUND
          MEKROS FUND                      REAL ESTATE FUND
          ARKTOS FUND                      RETAILING FUND
          U.S. GOVERNMENT BOND FUND        TECHNOLOGY FUND
          JUNO FUND                        TELECOMMUNICATIONS FUND
          LARGE-CAP EUROPE FUND            TRANSPORTATION FUND
          LARGE-CAP JAPAN FUND             UTILITIES FUND
          BANKING FUND                     SECTOR ROTATION FUND
          BASIC MATERIALS FUND             CORE EQUITY FUND
          BIOTECHNOLOGY FUND               U.S. GOVERNMENT MONEY MARKET FUND
          CONSUMER PRODUCTS FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses dated May 1, 2003, as supplemented July 1, 2003. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference, and must be delivered with, this SAI.

       The date of this SAI is May 1, 2003, as supplemented July 1, 2003

                                        i
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
GENERAL INFORMATION ABOUT THE TRUST                                              S-1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS                                 S-1

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS                                   S-19

DESCRIPTION OF THE MONEY MARKET FUND                                            S-26

INVESTMENT RESTRICTIONS                                                         S-26

BROKERAGE ALLOCATION AND OTHER PRACTICES                                        S-32

MANAGEMENT OF THE TRUST                                                         S-39

PRINCIPAL HOLDERS OF SECURITIES                                                 S-53

DETERMINATION OF NET ASSET VALUE                                                S-63

PERFORMANCE INFORMATION                                                         S-66

CALCULATION OF RETURN QUOTATIONS                                                S-66

INFORMATION ON COMPUTATION OF YIELD                                             S-69

PURCHASE AND REDEMPTION OF SHARES                                               S-71

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                             S-72

OTHER INFORMATION                                                               S-76

COUNSEL                                                                         S-77

INDEPENDENT ACCOUNTANT AND CUSTODIAN                                            S-77

FINANCIAL STATEMENTS                                                            S-77

APPENDIX A                                                                       A-1

                                       ii
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GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares (the "Funds"). Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has thirty-five separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to shares of the following thirty-five
Funds: Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, Venture 100 Fund (the "Dynamic Funds"), Nova Fund, Ursa Fund, OTC Fund, Medius Fund, Mekros Fund, Arktos Fund, U.S. Government Bond Fund (the "Bond Fund"), Juno Fund, Large-Cap Europe Fund and Large-Cap Japan Fund (the "International Funds") (collectively, the "Benchmark Funds"); the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (collectively, the "Sector Funds"); the Sector Rotation Fund and Core Equity Fund (the "Strategic Funds"); and the U.S. Government Money Market Fund (the "Money Market Fund") (collectively, the "Funds").

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts. A substantial portion of the assets of each of the Rydex Subaccounts were transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Nova Fund, Ursa Fund, OTC Fund, Bond Fund, Juno Fund and Money Market Fund, including the benchmark of the Nova Fund and Ursa Fund, are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment advisor, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Funds discussed below and in the

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Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING

The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, Sector Funds and Strategic Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, Sector Funds or Strategic Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, Sector Funds and Strategic Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

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CURRENCY TRANSACTIONS

Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

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A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

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FOREIGN ISSUERS

The International Funds, Sector Funds and Strategic Funds may invest in issuers located outside the United States. The International Funds, Sector Funds and Strategic Funds may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE - The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50(SM) Index (the "Stoxx 50 Index"). The Stoxx 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union (EU) and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden

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and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.

A second component of the EU is the establishment of a single currency - the euro, to replace each member country's domestic currencies. The European Economic Monetary Union (the "EMU") comprises the following participants:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal , Spain, Sweden and the United Kingdom. On January 1, 1999, the euro became a currency, while the bank notes used by the EMU's 11 members remain legal tender. After a three-year transition period, the euro will begin circulating on January 1, 2002. Six months later, the currency used by the EMU's eleven members will cease to exist.

Europe may experience difficulty with the transition to the euro. For example, different national economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN - The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata, and Sapporo. The Tokyo Stock Exchange (TSE) is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent

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on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

ILLIQUID SECURITIES

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will

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adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management

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fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33alpha% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, Sector Funds and Strategic Funds may buy call options and write (sell) put options on securities, and the Ursa Fund, Arktos Fund, Tempest 500 Fund, and Venture 100 Fund may buy put options and write call options on securities for the

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purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, Sector Funds and Strategic Funds may purchase call options and write put options. The Ursa Fund, Arktos Fund, Tempest 500 Fund, and Venture 100 Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

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OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission
("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account

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cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

REAL ESTATE INVESTMENT TRUSTS

The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management

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skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

PORTFOLIO TURNOVER

As discussed in the Trust's Prospectus, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Trust's Prospectus). Because each Fund's portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturity of less than one year.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements.

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These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Ursa Fund, Juno Fund, Tempest 500 Fund, Venture 100 Fund and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Ursa Fund, Arktos Fund, Tempest 500 Fund and Venture 100 Fund may also engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

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Until the Ursa Fund, Arktos Fund, Tempest 500 Fund or Venture 100 Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Juno Fund, Titan 500 Fund, Velocity 100 Fund, Sector Funds and Strategic Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS

A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or

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differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount

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of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective benchmarks. However,

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all of the Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Bond Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

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BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided

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manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act"), allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

     a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

     b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

     c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND

The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The

Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's prospectus. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA FUND, URSA FUND, OTC FUND, ARKTOS FUND, U.S. GOVERNMENT BOND FUND, JUNO FUND AND PRECIOUS METALS FUND

The Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Juno Fund and Precious Metals Fund shall not:

     1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     2.   Underwrite securities of any other issuer.

     3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

     5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

          6.1 THE PRECIOUS METALS FUND MAY (a) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (b) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF THE ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

     8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

          8.1 THE NOVA FUND AND THE BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

          8.2 THE JUNO FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

     9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

          9.1 THE URSA FUND, ARKTOS FUND AND JUNO FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC OR (ii) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

     10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

     11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

     12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

     13.  Write or purchase put or call options.

     14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

     15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

     16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE MEDIUS FUND, MEKROS FUND, INTERNATIONAL FUNDS, DYNAMIC FUNDS, SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND) AND STRATEGIC FUNDS

The Mekros Fund, International Funds, Dynamic Funds, Sector Funds (other than the Precious Metals Fund) and Strategic Funds may not:

     17. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceed 5% of its total assets.

     18. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     19. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     20. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     21. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     22. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

     23. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

The Funds may not:

     1.   Invest in warrants.

     2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

     3.   Invest in mineral leases.

The Medius Fund, the Mekros Fund, the International Funds, the Dynamic Funds, the Sector Funds and the Strategic Funds may not:

     4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
          Section 18 of the 1940 Act.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund may not:

     9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The U.S. Government Bond Fund may not:

     10. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The U.S. Government Money Market Fund may not:

     11. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Europe Fund may not:

     12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

     13. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Core Equity Fund may not:

     14. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal periods ended December 31, 2000, 2001 and 2002 the Funds paid the following brokerage commissions:

                                 AGGREGATE BROKERAGE COMMISSIONS
                               -------------------------------------
         FUND                     2000         2001          2002*
--------------------------------------------------------------------
Titan 500                             N/A   $    1,392    $   16,949
Tempest 500                           N/A          N/A           N/A
Velocity 100                          N/A   $   14,226    $   10,205
Venture 100                           N/A          N/A           N/A
Nova                           $  164,719   $  110,067    $  310,124
Ursa                           $   33,505   $   28,623    $   29,033
OTC                            $   52,343   $   31,372    $  172,774
Arktos                                N/A   $   11,802    $    8,738
Medius                                N/A   $   15,109    $  102,508
Mekros                                N/A   $   38,405    $  229,769
Juno                                  N/A          N/A           N/A
U.S. Government Bond           $    2,247   $    3,834    $    9,996
Large-Cap Europe                      N/A   $    1,686    $      256
Large-Cap Japan                       N/A   $    2,460    $    4,695

                                 AGGREGATE BROKERAGE COMMISSIONS
                               -------------------------------------
         FUND                     2000         2001          2002*
--------------------------------------------------------------------
Sector Rotation                       N/A          N/A    $   30,347
Core Equity                           N/A          N/A           N/A
Banking                               N/A   $    6,113    $   74,350
Basic Materials                       N/A   $   14,621    $   58,982
Biotechnology                         N/A   $      382    $   49,092
Consumer Products                     N/A   $    3,858    $   49,280
Electronics                           N/A   $    2,202    $  102,638
Energy                                N/A   $    7,219    $   55,280
Energy Services                       N/A   $   26,594    $   93,987
Financial Services                    N/A   $    4,478    $   76,332
Health Care                           N/A   $    6,139    $   80,474
Internet                              N/A   $    3,050    $  132,427
Leisure                               N/A   $    2,753    $   64,256
Precious Metals                $   49,186   $   26,789    $  101,505
Real Estate                           N/A   $      145    $   21,564
Retailing                             N/A   $    5,119    $   43,736
Technology                            N/A   $    3,416    $  147,132
Telecommunications                    N/A   $    6,575    $   64,849
Transportation                        N/A   $    2,048    $   42,423
Utilities                             N/A   $    4,173    $  117,664
U.S. Government Money Market   $        0   $        0    $        0

* The Juno Fund, Tempest 500 Fund, Venture 100 Fund and Core Equity Fund had not commenced operations as of December 31, 2002.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

                                                                   TOTAL DOLLAR AMOUNT OF
                        TOTAL DOLLAR AMOUNT OF BROKERAGE     TRANSACTIONS INVOLVING BROKERAGE
      FUND              COMMISSIONS FOR RESEARCH SERVICES    COMMISSIONS FOR RESEARCH SERVICES
--------------------    ---------------------------------    ---------------------------------
Nova                             $  12,530.80                            $  57,799.19
OTC                              $   9,000.86                            $  39,343.82
Mekros                           $   9,858,97                            $  49,294.58
Medius                           $   3,787.58                            $  18,937.88
Precious Metals                  $   2,614.51                            $  12,898.74
Energy                           $   1,556.70                            $   7,687.40
Financial Services               $   2,703.72                            $  13,489.55

                                                                   TOTAL DOLLAR AMOUNT OF
                        TOTAL DOLLAR AMOUNT OF BROKERAGE     TRANSACTIONS INVOLVING BROKERAGE
      FUND              COMMISSIONS FOR RESEARCH SERVICES    COMMISSIONS FOR RESEARCH SERVICES
--------------------    ---------------------------------    ---------------------------------
Health Care                      $   1,266.95                            $   6,142.25
Technology                       $   4,081.59                            $  20,406.88
Basic Materials                  $   1,090.25                            $   5,451.43
Consumer Products                $     875.10                            $   4,375.50
Leisure                          $     751.85                            $   3,765.80
Retailing                        $     684.20                            $   3,418.65
Telecommunications               $   2,625.30                            $   13,08000
Transportation                   $   1,018.50                            $   5,084.95
Energy Services                  $   1,837.95                            $   9,160.85
Banking                          $   3,264.60                            $  15,436.00
Biotechnology                    $   1,594.90                            $   9,774.50
Electronic                       $   3,165.45                            $  15,827.25
Internet                         $   6,355.66                            $  31,748.03
Utilities                        $   2,421.60                            $  12,096.00
Real Estate                      $     470.35                            $   2,350.28
Sector Rotation                  $   2,866.21                            $  12,605.39

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "Usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended December 31, 2002, the Funds paid no aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. At December 31, 2002, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

                                                                               TOTAL AMOUNT OF
                                                                             SECURITIES OF EACH
                                                                           REGULAR BROKER-DEALER
FUND                   TYPE OF SECURITY       FULL NAME OF BROKER/DEALER            HELD
Titan 500              Repurchase Agreement   Lehman Brothers, Inc.            $     411,970
                       Repurchase Agreement   PaineWebber, Inc.                $     372,510
                       Repurchase Agreement   U.S. Bank                        $     409,761
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     372,510

Velocity 100           Repurchase Agreement   Lehman Brothers, Inc.            $     108,383
                       Repurchase Agreement   PaineWebber, Inc.                $      98,002
                       Repurchase Agreement   U.S. Bank                        $     107,803
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      98,002

Nova                   Repurchase Agreement   Lehman Brothers, Inc.            $     373,612
                       Repurchase Agreement   PaineWebber, Inc.                $     337,827
                       Repurchase Agreement   U.S. Bank                        $     371,609
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     337,827
                       Equity                 Morgan Stanley                   $     137,125
                       Equity                 Goldman Sachs Group, Inc.        $       6,878
                       Equity                 JP Morgan Chase & Co.            $      45,024
                       Equity                 Lehman Brothers, Inc.            $     129,708
                       Equity                 Merrill Lynch & Co., Inc.        $     138,062

Ursa                   Repurchase Agreement   Lehman Brothers, Inc.            $   4,888,171
                       Repurchase Agreement   PaineWebber, Inc.                $   4,419,973
                       Repurchase Agreement   U.S. Bank                        $   4,861,971
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $   4,419,973

OTC                    Repurchase Agreement   Lehman Brothers, Inc.            $     750,540
                       Repurchase Agreement   PaineWebber, Inc.                $     678,652
                       Repurchase Agreement   U.S. Bank                        $     746,516
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     678,652

Arktos                 Repurchase Agreement   Lehman Brothers, Inc.            $   3,243,911
                       Repurchase Agreement   PaineWebber, Inc.                $   2,933,203
                       Repurchase Agreement   U.S. Bank                        $   3,226,523
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $   2,933,203

Medius                 Repurchase Agreement   Lehman Brothers, Inc.            $      28,387
                       Repurchase Agreement   PaineWebber, Inc.                $      25,667
                       Repurchase Agreement   U.S. Bank                        $      28,234
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      25,667
                       Equity                 LaBranche & Co., Inc.            $      19,181

Mekros                 Repurchase Agreement   Lehman Brothers, Inc.            $     668,829
                       Repurchase Agreement   PaineWebber, Inc.                $     604,768
                       Repurchase Agreement   U.S. Bank                        $     665,244
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     604,768

                                                                               TOTAL AMOUNT OF
                                                                             SECURITIES OF EACH
                                                                           REGULAR BROKER-DEALER
FUND                   TYPE OF SECURITY       FULL NAME OF BROKER/DEALER            HELD
                       Equity                 Jeffries Group, Inc.             $      21,824

U.S. Government Bond   Repurchase Agreement   Lehman Brothers, Inc.            $   2,920,400
                       Repurchase Agreement   PaineWebber, Inc.                $   2,640,679
                       Repurchase Agreement   U.S. Bank                        $   2,904,747
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $   2,640,679

Large-Cap Europe       Repurchase Agreement   Lehman Brothers, Inc.            $     135,110
                       Repurchase Agreement   PaineWebber, Inc.                $     122,168
                       Repurchase Agreement   U.S. Bank                        $     134,386
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     122,168

Large-Cap Japan        Repurchase Agreement   Lehman Brothers, Inc.            $     377,140
                       Repurchase Agreement   PaineWebber, Inc.                $     341,016
                       Repurchase Agreement   U.S. Bank                        $     375,119
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     341,016

Banking                Repurchase Agreement   Lehman Brothers, Inc.            $      32,748
                       Repurchase Agreement   PaineWebber, Inc.                $      29,611
                       Repurchase Agreement   U.S. Bank                        $      32,572
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      29,611
                       Equity                 BB&T Capital                     $      27,003
                       Equity                 JP Morgan Chase & Co.            $     101,760
                       Equity                 Bear Stearns                     $      35,640

Basic Materials        Repurchase Agreement   Lehman Brothers, Inc.            $       8,472
                       Repurchase Agreement   PaineWebber, Inc.                $       7,661
                       Repurchase Agreement   U.S. Bank                        $       8,427
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $       7,661

Biotechnology          Repurchase Agreement   Lehman Brothers, Inc.            $      21,797
                       Repurchase Agreement   PaineWebber, Inc.                $      19,709
                       Repurchase Agreement   U.S. Bank                        $      21,681
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      19,709

Consumer Products      Repurchase Agreement   Lehman Brothers, Inc.            $      50,204
                       Repurchase Agreement   PaineWebber, Inc.                $      45,396
                       Repurchase Agreement   U.S. Bank                        $      49,935
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      45,396

Electronics            Repurchase Agreement   Lehman Brothers, Inc.            $      28,170
                       Repurchase Agreement   PaineWebber, Inc.                $      25,472
                       Repurchase Agreement   U.S. Bank                        $      28,019
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      25,472

Energy                 Repurchase Agreement   Lehman Brothers, Inc.            $      38,869
                       Repurchase Agreement   PaineWebber, Inc.                $      35,146

                                                                               TOTAL AMOUNT OF
                                                                             SECURITIES OF EACH
                                                                           REGULAR BROKER-DEALER
FUND                   TYPE OF SECURITY       FULL NAME OF BROKER/DEALER            HELD
                       Repurchase Agreement   U.S. Bank                        $      38,661
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      35,146

Energy Services        Repurchase Agreement   Lehman Brothers, Inc.            $      28,757
                       Repurchase Agreement   PaineWebber, Inc.                $      26,003
                       Repurchase Agreement   U.S. Bank                        $      28,602
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      26,003

Financial Services     Repurchase Agreement   Lehman Brothers, Inc.            $      16,136
                       Repurchase Agreement   PaineWebber, Inc.                $      14,592
                       Repurchase Agreement   U.S. Bank                        $      16,050
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      14,592
                       Equity                 Morgan Stanley                   $      39,521
                       Equity                 Goldman Sachs Group, Inc.        $      37,455
                       Equity                 Jeffries Group, Inc.             $       8,814
                       Equity                 JP Morgan Chase & Co.            $      19,920
                       Equity                 LaBranch & Co., Inc.             $       6,926
                       Equity                 Lehman Brothers, Inc.            $      19,184
                       Equity                 Merrill Lynch & Co., Inc.        $      19,355
                       Equity                 Bear Stearns                     $      32,670

Health Care            Repurchase Agreement   Lehman Brothers, Inc.            $      41,920
                       Repurchase Agreement   PaineWebber, Inc.                $      37,904
                       Repurchase Agreement   U.S. Bank                        $      41,696
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      37,904

Internet               Repurchase Agreement   Lehman Brothers, Inc.            $      14,993
                       Repurchase Agreement   PaineWebber, Inc.                $      13,557
                       Repurchase Agreement   U.S. Bank                        $      14,912
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      13,557

Leisure                Repurchase Agreement   Lehman Brothers, Inc.            $      12,297
                       Repurchase Agreement   PaineWebber, Inc.                $      11,120
                       Repurchase Agreement   U.S. Bank                        $      12,231
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      11,120

Precious Metals        Repurchase Agreement   Lehman Brothers, Inc.            $     218,149
                       Repurchase Agreement   PaineWebber, Inc.                $     197,254
                       Repurchase Agreement   U.S. Bank                        $     216,979
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     197,254

Real Estate            Repurchase Agreement   Lehman Brothers, Inc.            $       7,946
                       Repurchase Agreement   PaineWebber, Inc.                $       7,184
                       Repurchase Agreement   U.S. Bank                        $       7,903
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $       7,184

Retailing              Repurchase Agreement   Lehman Brothers, Inc.            $      25,001
                       Repurchase Agreement   PaineWebber, Inc.                $      22,606

                                                                               TOTAL AMOUNT OF
                                                                             SECURITIES OF EACH
                                                                           REGULAR BROKER-DEALER
FUND                   TYPE OF SECURITY       FULL NAME OF BROKER/DEALER            HELD
                       Repurchase Agreement   U.S. Bank                        $      24,867
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      22,606

Sector Rotation        Repurchase Agreement   Lehman Brothers, Inc.            $      50,242
                       Repurchase Agreement   PaineWebber, Inc.                $      45,429
                       Repurchase Agreement   U.S. Bank                        $      49,972
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      45,429

Technology             Repurchase Agreement   Lehman Brothers, Inc.            $      26,783
                       Repurchase Agreement   PaineWebber, Inc.                $      24,217
                       Repurchase Agreement   U.S. Bank                        $      26,639
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      24,217

Telecommunications     Repurchase Agreement   Lehman Brothers, Inc.            $      40,644
                       Repurchase Agreement   PaineWebber, Inc.                $      36,751
                       Repurchase Agreement   U.S. Bank                        $      40,427
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      36,751

Transportation         Repurchase Agreement   Lehman Brothers, Inc.            $      39,721
                       Repurchase Agreement   PaineWebber, Inc.                $      35,916
                       Repurchase Agreement   U.S. Bank                        $      39,508
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $      35,916

Utilities              Repurchase Agreement   Lehman Brothers, Inc.            $     121,443
                       Repurchase Agreement   PaineWebber, Inc.                $     109,812
                       Repurchase Agreement   U.S. Bank                        $     120,793
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $     109,812

U.S. Government Money  Repurchase Agreement   Lehman Brothers, Inc.            $  29,506,369
 Market                Repurchase Agreement   PaineWebber, Inc.                $  26,680,193
                       Repurchase Agreement   U.S. Bank                        $  29,348,213
                       Repurchase Agreement   Salomon Smith Barney, Inc.       $  26,680,193

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 37 Funds in the Trust, as well as other Funds in the Rydex Family of Funds, including the Rydex Series Fund, the Rydex Dynamic Funds and the Rydex ETF Trust, that are described in a separate prospectus and SAI. In total, the Rydex Family of Funds is comprised of 87 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES

*/ALBERT P. VIRAGH, JR. (61)

        Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Trustees and President of Rydex ETF Trust, a registered mutual fund, 2002 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman, President, and Treasurer of Rydex Capital Partners I, LLC, investment advisor, 2002 to present; Chairman, President and Treasurer of Rydex Capital Partners II, LLC, investment advisor, 2002 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

COREY A. COLEHOUR (57)

        Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (62)

        Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (63)

        Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

----------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

PATRICK T.  MCCARVILLE (60)

        Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (58)

        Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President, Arrow Limousine, 1963 to present.; Director, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

- AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                       ($) RANGE OF FUND SHARES            AGGREGATE ($) RANGE OF SHARES IN ALL RYDEX
NAME                  (RYDEX VARIABLE TRUST ONLY)                  FUNDS OVERSEEN BY TRUSTEE*
----                  ---------------------------          ------------------------------------------
Viragh, Jr.                       $ 0                                   over $100,000

Colehour                          $ 0                                        $0

Dalton                            $ 0                                        $0

Demaret                           $ 0                                 $50,001-$100,000

McCarville                        $ 0                                  $10,001-$50,000

Somers                            $ 0                                 $50,001-$100,000

* Valuation date is December 31, 2002.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended December 31, 2002, is set forth in the table below:

                                                                                                          TOTAL
                                                                                                       COMPENSATION
                                                        PENSION OR                ESTIMATED             FROM FUND
                                  AGGREGATE         RETIREMENT BENEFITS        ANNUAL BENEFITS          COMPLEX FOR
     NAME OF PERSON,             COMPENSATION        ACCRUED AS PART OF              UPON             SERVICE ON FOUR
        POSITION                  FROM TRUST          TRUST'S EXPENSES            RETIREMENT             BOARDS**
     ---------------             ------------       -------------------        ---------------        ---------------
Albert P. Viragh, Jr.*,
CHAIRMAN AND PRESIDENT              $     0                  $ 0                     $ 0                 $      0

Corey A. Colehour,
TRUSTEE                             $ 9,000                  $ 0                     $ 0                 $ 47,000

J. Kenneth Dalton,
TRUSTEE                             $ 9,000                  $ 0                     $ 0                 $ 47,000

Roger Somers,
TRUSTEE                             $ 9,000                  $ 0                     $ 0                 $ 47,000

John O. Demaret,
TRUSTEE                             $ 9,000                  $ 0                     $ 0                 $ 47,000

Patrick T. McCarville,
TRUSTEE                             $ 9,000                  $ 0                     $ 0                 $ 47,000

*  Denotes an "interested person" of the Trust.
** Each member of the Board of Trustees also serves as a Trustee to Rydex Series
   Funds, Rydex Dynamic Funds and Rydex ETF Trust.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

OFFICERS

ROBERT M. STEELE (44)

        Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Secretary and Vice President of Rydex ETF Trust, 2003 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (50)

        Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Vice President and Treasurer of Rydex ETF

        Trust, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (32)

        Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2003 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Chief Executive Officer, Rydex Capital Partners I, LLC, investment advisor, 19XX to present; Chief Executive Officer, Rydex Capital Partners II, LLC, investment advisor, 19XX to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. MOONEY (36)

        Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Assistant Secretary of Rydex ETF Trust, 2003 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

THE ADVISORY AGREEMENT

Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts. As of December 31, 2002, net assets under management of the Advisor and its affiliates were approximately $6.04 billion. Pursuant to the advisory agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below. For the fiscal periods ended December 31, 2000, December 31, 2001 and December 31, 2002 the Advisor received the following investment advisory fees:

                                    ANNUAL ADVISORY                ADVISORY FEES PAID
                                    FEE CONTRACTUAL      ---------------------------------------
            FUND                          RATE               2000          2001          2002*
------------------------------------------------------------------------------------------------
Titan 500                                 0.90%               N/A        $   1,560     $  20,203

Tempest 500                               0.90%               N/A              N/A           N/A

                                    ANNUAL ADVISORY                ADVISORY FEES PAID
                                    FEE CONTRACTUAL      ---------------------------------------
            FUND                          RATE               2000           2001         2002*
------------------------------------------------------------------------------------------------
Velocity 100                                0.90%                N/A   $     7,324   $    35,815

Venture 100                                 0.90%                N/A           N/A           N/A

Nova                                        0.75%        $ 1,555,494   $   717,757   $   334,894

Ursa                                        0.90%        $   286,680   $   165,170   $   236,158

OTC                                         0.75%        $ 4,473,991   $ 1,725,272   $   805,695

Arktos                                      0.90%                N/A   $    25,822   $   157,674

Medius                                      0.90%                N/A   $     1,215   $    17,846

Mekros                                      0.90%                N/A   $     2,080   $    43,363

U.S. Government Bond                        0.50%        $    11,171   $    25,013   $    89,108

Juno                                        0.90%                N/A           N/A           N/A

Large-Cap Europe                            0.90%                N/A   $     3,757   $    23,782

Large-Cap Japan                             0.90%                N/A   $     2,374   $    37,629

Sector Rotation                             0.90%                N/A           N/A   $    36,881

Banking                                     0.85%                N/A   $     4,960   $    37,533

Basic Materials                             0.85%                N/A   $     6,565   $    19,186

Biotechnology                               0.85%                N/A   $     5,325   $    21,786

Consumer Products                           0.85%                N/A   $     5,706   $    36,162

Electronics                                 0.85%                N/A   $     1,614   $    17,104

Energy                                      0.85%                N/A   $     4,730   $    23,529

Energy Services                             0.85%                N/A   $     3,192   $    27,392

Financial Services                          0.85%                N/A   $     4,619   $    35,765

Health Care                                 0.85%                N/A   $     4,915   $    47,616

Internet                                    0.85%                N/A   $     1,863   $     9,919

Leisure                                     0.85%                N/A   $     3,625   $    21,911

Precious Metals                             0.75%        $    28,991   $    26,985   $    97,891

Real Estate                                 0.85%                N/A   $       250   $     6,511

Retailing                                   0.85%                N/A   $     1,815   $    18,303

Technology                                  0.85%                N/A   $     5,957   $    34,995

                                    ANNUAL ADVISORY                ADVISORY FEES PAID
                                    FEE CONTRACTUAL      ---------------------------------------
            FUND                          RATE               2000           2001         2002*
------------------------------------------------------------------------------------------------
Telecommunications                        0.85%                  N/A   $     1,216   $    12,129

Transportation                            0.85%                  N/A   $     1,248   $    21,489

Utilities                                 0.85%                  N/A   $     1,906   $    59,878

U.S. Government Money Market              0.50%          $   305,916   $   295,000   $   805,031

*The Juno Fund, Tempest 500 Fund, and Venture 100 Fund had not commenced operations as of December 31, 2002.

ADVISORY FEE FOR THE CORE EQUITY FUND. The Core Equity Fund had not commenced operations as of December 31, 2002. As compensation for its management services and expenses incurred, the Core Equity Fund will pay the Advisor a management fee that is comprised of two components. The first component is an annual basic fee (the "basic fee") equal to 0.70% of the Core Equity Fund's average daily net assets. The second component is a performance fee adjustment.

The basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Core Equity Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Core Equity Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each semi-annual period (June 30 and December 31). Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum rate adjustment is +/- 0.20%. An appropriate percentage of this rate (based on the number of days in the semi-annual period) is then multiplied by the average daily net assets of the Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The semi-annual performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.20% of average daily net assets for that year.

PERFORMANCE ADJUSTMENT EXAMPLE

The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Core Equity Fund are treated as if reinvested in shares of the Core Equity Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                                      FUND'S         INDEX'S              FUND'S
FOR THE  ROLLING 12-MONTH           INVESTMENT      CUMULATIVE      PERFORMANCE RELATIVE
PERFORMANCE PERIOD                  PERFORMANCE       CHANGE            TO THE INDEX
----------------------------------------------------------------------------------------
January 1                              $50.00         100.00
December 31                            $55.50         110.20
Absolute change                        +$5.50        +$10.20
Actual change                          +10.50%        +10.20%              +0.30%

Based on these assumptions, the Core Equity Fund calculates the Advisor's management fee rate for the next semi-annual period (from January 1 to June 30 of the next year) as follows:

-    The basic fee rate is 0.70%.
- The +0.30% difference between the performance of the Core Equity Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.
- The basic fee rate and the performance adjustment rate are combined, producing an adjusted management fee of 0.78% for the January 1 to June 30 semi-annual period.

If the record of the Index during the performance period exceeded the Core Equity Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee during the January 1 to June 30 semi-annual period.

Because the adjustment to the basic fee is based on the comparative performance of the Core Equity Fund and the record of the Index, the controlling factor is not whether the Core Equity Fund's performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Core Equity Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Core Equity Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Core Equity Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Core Equity Fund relative to the record of the Index.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor may from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the prospectuses. The Advisor's office is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of each Fund except the U.S. Government Bond and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds/Rydex Subaccounts is set forth in the table below. The aggregate service fees paid to the Servicer for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002 are also set forth in the table below.

                                             SERVICE FEES PAID
                                  -------------------------------------
                 FUND                 2000         2001        2002*
-----------------------------------------------------------------------
Titan 500                                 N/A   $      433   $    5,612

Tempest 500                               N/A          N/A          N/A

Velocity 100                              N/A   $    2,034   $    9,950

Venture 100                               N/A          N/A          N/A

Nova                              $   518,498   $  239,252   $  111,655

Ursa                              $    79,633   $   45,881   $   65,607

OTC                               $ 1,455,288   $  575,091   $  268,616

Arktos                                    N/A   $    7,173   $   43,804

                                             SERVICE FEES PAID
                                  -------------------------------------
                 FUND                 2000         2001        2002*
-----------------------------------------------------------------------
Medius                                    N/A   $      337   $    4,959

Mekros                                    N/A   $      578   $   12,050

U.S. Government Bond              $     4,469   $   10,005   $   35,649

Juno                                      N/A          N/A          N/A

Large-Cap Europe                          N/A   $    1,044   $    6,608

Large-Cap Japan                           N/A   $      659   $   10,455

Sector Rotation                           N/A          N/A   $   10,247

Core Equity                               N/A          N/A          N/A

Banking                                   N/A   $    1,459   $   11,040

Basic Materials                           N/A   $    1,931   $    5,644

Biotechnology                             N/A   $    1,566   $    6,408

Consumer Products                         N/A   $    1,678   $   10,637

Electronics                               N/A   $      475   $    5,031

Energy                                    N/A   $    1,387   $    6,921

Energy Services                           N/A   $      939   $    8,059

Financial Services                        N/A   $    1,359   $   10,520

Health Care                               N/A   $    1,445   $   14,005

Internet                                  N/A   $      548   $    2,917

Leisure                                   N/A   $    1,066   $    6,447

Precious Metals                   $     9,357   $    8,995   $   32,637

Real Estate                               N/A   $       74   $    1,916

Retailing                                 N/A   $      534   $    5,384

Technology                                N/A   $     1752   $   10,293

Telecommunications                        N/A   $      358   $    3,568

Transportation                            N/A   $      367   $    6,321

Utilities                                 N/A   $      561   $   17,615

U.S. Government Money Market      $   122,366   $  118,000   $  322,069

* The Juno Fund, Tempest 500 Fund, Venture 100 Fund and Core Equity Fund had not commenced operations as of December 31, 2002.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Nova, Ursa, OTC, U.S. Government Bond, Precious Metals, and U.S. Government Money Market Funds. Certain officers and trustees of the Trust are also officers and directors of the Servicer. The Servicer received the following fees for the fiscal periods ended December 31, 2000, December 31, 2001, and December 31, 2002:

                                       ACCOUNTING SERVICE FEES PAID
                                  -------------------------------------
            FUND                     2000          2001        2002*
-----------------------------------------------------------------------
Titan 500                                 N/A   $      155   $    2,269

Tempest 500                               N/A          N/A          N/A

Velocity 100                              N/A   $      403   $    4,382

Venture 100                               N/A          N/A          N/A

Nova                              $    74,487   $   58,166   $   49,821

Ursa                              $    31,000   $   19,622   $   27,652

OTC                               $   150,487   $  110,311   $  121,575

Arktos                                    N/A   $    2,052   $   18,299

Medius                                    N/A   $       70   $    2,047

Mekros                                    N/A   $      140   $    4,909

U.S. Government Bond              $     1,948   $    5,104   $   18,093

Juno                                      N/A          N/A          N/A

Large-Cap Europe                          N/A   $      329   $    2,736

Large-Cap Japan                           N/A   $      160   $    4,279

Sector Rotation                           N/A          N/A   $    4,098

Core Equity                               N/A          N/A          N/A

Banking                                   N/A   $      507   $    4,489

Basic Materials                           N/A   $      698   $    2,329

Biotechnology                             N/A   $      408   $    2,773

Consumer Products                         N/A   $      540   $    4,372

Electronics                               N/A   $       86   $    2,107

                                       ACCOUNTING SERVICE FEES PAID
                                  -------------------------------------
            FUND                     2000          2001        2002*
-----------------------------------------------------------------------
Energy                                    N/A   $      478   $    2,841

Energy Services                           N/A   $      307   $    3,293

Financial Services                        N/A   $      335   $    4,403

Health Care                               N/A   $      457   $    5,729

Internet                                  N/A   $      135   $    1,246

Leisure                                   N/A   $      384   $    2,613

Precious Metals                   $     4,010   $    3,633   $   13,238

Real Estate                               N/A   $       17   $      779

Retailing                                 N/A   $      126   $    2,237

Technology                                N/A   $      462   $    4,356

Telecommunications                        N/A   $       96   $    1,475

Transportation                            N/A   $      102   $    2,571

Utilities                                 N/A   $      183   $    7,082

U.S. Government Money Market      $    44,265   $   47,623   $  166,985

*The Juno Fund, Tempest 500 Fund, Venture 100 Fund and Core Equity Fund had not commenced operations as of December 31, 2002.

DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as the distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust.

INVESTOR SERVICES PLAN

Pursuant to an Investor Services Plan dated January 1, 1999, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Funds' average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month. Following are the fees paid under this plan for the fiscal year ended December 31, 2002:

                                      INVESTOR SERVICE          INVESTOR SERVICE
                   FUND*                FEES PAID (%)             FEES PAID ($)
--------------------------------------------------------------------------------
Titan 500                                   .25                       5,612

Tempest 500                                 .25                         N/A

Velocity 100                                .25                       9,948

Venture 100                                 .25                         N/A

Nova                                        .25                     111,631

Ursa                                        .25                      65,599

OTC                                         .25                     268,565

Arktos                                      .25                      43,798

Medius                                      .25                       4,957

Mekros                                      .25                      12,045

U.S. Government Bond                        .25                      44,574

Juno                                        .25                         N/A

Large-Cap Europe                            .25                       6,606

Large-Cap Japan                             .25                      10,452

Sector Rotation                             .25                      10,245

Core Equity                                 .25                         N/A

Banking                                     .25                      11,039

Basic Materials                             .25                       5,643

Biotechnology                               .25                       6,408

Consumer Products                           .25                      10,636

Electronics                                 .25                       5,031

Energy                                      .25                       6,920

Energy Services                             .25                       8,057

Financial Services                          .25                      10,519

Health Care                                 .25                      14,005

Internet                                    .25                       2,917

Leisure                                     .25                       6,445

Precious Metals                             .25                      32,630

Real Estate                                 .25                       1,915

Retailing                                   .25                       5,383

Technology                                  .25                      10,293

Telecommunications                          .25                       3,567

Transportation                              .25                       6,320

Utilities                                   .25                      17,611

U.S. Government Money Market                .25                     402,515

* The Juno Fund, Tempest 500 Fund, Venture 100 Fund and Core Equity Fund had not commenced operations as of December 31, 2002.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
                                  NOVA

Nationwide Insurance Company
NBA4
C/O IPO Portfolio Accounting
P.O. Box 1820229
Columbus, OH 43218-2029                      1,758,496.713         21.98

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Conseco Variable Insurance Company
11815 North Pennsylvania St.
Carmel, IN 46032                             2,707,050.001         33.84

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                        1,130,452.351         14.13

American Skandia Life Assurance Company
SAB Account
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883                       1,965,736.397         24.57

                                   URSA

Nationwide Insurance Company
NWVA4
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                        596,756.860         13.04

Ameritas Life Insurance Company LLVL
P.O. Box 81889
Lincoln, NE 68501                              307,521.473          6.72

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                        2,915,307.211         63.68

American Skandia Life Assurance Company
SAB Account
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883                         426,397.629          9.31

                                   OTC

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                        938,952.734          9.65

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032                             1,942,575.900         19.96

GE Life and Annuity Insurance Company
Attn:  Variable Accounting
6610 W. Broad Street
Richmond, VA 23230                             516,611.575          5.31

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place                     972,268.770          9.99

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Topeka, KS 66636-0001

American Skandia Life Assurance Company
SAB Account
One Corporate Drive
P.O. Box 883                                 4,481,284.483         46.04

                          U.S. GOVERNMENT BOND

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        685,516.410         28.66

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032                               150,316.312          6.28

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                        1,443,275.848         60.34

                             PRECIOUS METALS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                        604,604.963         35.68

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032                               121,373.061          7.16

Ameritas Life Insurance Company
LLVA
P.O. Box 81889
Lincoln, NE 68501                              105,905.415          6.25

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          717,926.146         42.37

                         GOVERNMENT MONEY MARKET

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                            71,871,130.190         28.45

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                      169,620,590.830         67.14

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
                                  TITAN

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        126,560.989         59.86

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           71,026.743         33.59

                                VELOCITY

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        603,765.940         83.59

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          100,836.461         13.96

                                 MERKOS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        441,171.851         30.69

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          783,094.169         54.48

Penn Mutual Life Insurance Company
Penn Freedom Advisor
600 Dresher Road
Horsham, PA 19044                              184,001.772         12.80

                              BIOTECHNOLOGY

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        173,961.073         31.79

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          350,126.604         63.97

                               ELECTRONICS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        174,488.126         19.85

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          679,564.915         77.32

                                 ARKTOS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        104,528.776         10.13

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          909,638.972         88.15

                                 BANKING

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         21,998.107         47.18

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                                 4,303.502          9.23

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           20,325.385         43.59

                             BASIC MATERIALS

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                          7,863.808         21.96

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                                 3,271.468          9.14

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           15,120.066         42.22

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                               9,553.339         26.68

                            CONSUMER PRODUCTS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         31,952.675         12.71

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          118,367.897         47.08

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                              97,743.640         38.88

                                 ENERGY

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         59,421.522         16.59

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          219,142.003         61.18

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                              67,617.462         18.88

                             ENERGY SERVICES

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         67,026.884         23.87

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          204,108.549         72.68

                           FINANCIAL SERVICES

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         21,462.285         18.19

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                                54,002.938         45.76

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           41,122.350         34.85

                                HEATHCARE

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         84,970.174         15.28

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                                47,003.535          8.45

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          259,660.078         46.68

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                             154,373.550         27.75

                                INTERNET

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        243,369.164         55.60

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          183,458.371         41.91

                                 LEISURE

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         29,882.668         17.04

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          140,744.367         80.25

                                RETAILING

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         19,691.210          8.34

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          125,321.294         53.06

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                              86,221.412         36.50

                               TECHNOLOGY

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        122,328.393          6.55

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                        1,647,807.318         88.21

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
                           TELECOMMUNICATIONS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        134,229.217         70.28

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           33,403.727         17.49

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                              18,240.397          9.55

                             TRANSPORTATION

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         16,713.310          6.84

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          156,650.897         64.11

Sage Life Assurance Company
300 Atlantic Street, Third Floor
Stamford, CT 06901                              69,686.034         28.52

                                UTILITIES

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        126,634.284          7.81

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                        1,446,020.777         89.21

                            LARGE CAP EUROPE

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        136,043.315         62.86

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         19,669.691          9.09

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania Street
Carmel, IN 46032                                44,840.900         20.72

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           15,875.138          7.33

                             LARGE CAP JAPAN

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         81,886.766         65.62

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         19,688.953         15.78

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           18,062.365         14.48

                                 MEDIUS

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        136,885.633         86.73

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         13,465.470          8.53

                               REAL ESTATE

            NAME AND ADDRESS                 # OF SHARES     PERCENT (%)
------------------------------------------------------------------------
Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                         72,236.947         41.98

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                           92,243.925         53.60

                             SECTOR ROTATION

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029                        363,526.314         58.22

Security Benefit Life Insurance Company
SBL Variable Annuity Account XIV
One Security Benefit Place
Topeka, KS 66636-0001                          257,770.475         41.28

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds' price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The Stoxx 50(sm) Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund in those CBOT-traded portfolio securities or
(ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates.

The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Nova Fund, Ursa Fund, Titan 500 Fund, Tempest 500 Fund and each Strategic Fund may be compared to various unmanaged indices, including, but not limited to, the S&P 500 Index(R) (the "S&P 500 Index") or the Dow Jones Industrial Average. Performance information for the OTC Fund, Arktos Fund, Velocity 100 Fund, and Tempest 100 Fund may be compared to various unmanaged indices, including, but not limited to, the Nasdaq 100 Index(TM) (the "Nasdaq 100 Index"), and the Nasdaq Composite Index(TM) (the "Nasdaq Composite Index"). Performance information for the Medius Fund may be compared to various unmanaged indices, including, but not limited to, the S&P MidCap 400 Index(R). Performance information for the Bond Fund and Juno Fund may be compared to various unmanaged indices, including, but not limited to, the Lehman Long Treasury Bond Index. Performance information for the Mekros Fund may be compared to various unmanaged indices, including, but not limited to, the Russell 2000 Index(R). Performance information for the Large-Cap Europe and Large-Cap Japan Funds may be compared to various unmanaged indices, including, but not limited to, the Dow Jones Stoxx 50 Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index and the Topix 100 Index or Nikkei 225 Index, respectively.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the SEC ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                         P(1+T)(TO THE POWER OF n)= ERV

         Where:    P =   a hypothetical initial payment of $1,000;

                   T =   average annual total return;

                   n =   number of years (1, 5, or 10); and

                   ERV = ending redeemable value of a hypothetical $1,000
                         payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

For the one-year period, five-year period and period from the respective commencement of continuous operations of the Funds/Rydex Subaccounts ended December 31, 2002, the average annual compounded rate of return of the respective Funds, assuming the reinvestment of all dividends and distributions, was as follows:

                                           AVERAGE ANNUAL TOTAL RETURN           AGGREGATE
                                                 FISCAL YEAR END                   TOTAL
                                   -------------------------------------------    RETURN
        FUND* (INCEPTION                       THREE                   SINCE      SINCE
             DATES)                ONE YEAR    YEARS    FIVE YEARS   INCEPTION   INCEPTION
------------------------------------------------------------------------------------------
Titan 500 (10/1/01)                 -46.00%      N/A          N/A       29.59%     -35.49%

Tempest 500                            N/A       N/A          N/A         N/A         N/A

Velocity 100 (10/1/01)              -69.46%      N/A          N/A      -44.80%     -52.40%

Venture 100                            N/A       N/A          N/A         N/A         N/A

Nova (5/7/97)                       -35.72%   -26.85%       -8.89%      -4.60%     -23.36%

Ursa (6/9/97)                        21.64%    17.53%        1.48%      -1.33%      -7.20%

OTC (5/7/97)                        -38.85%   -37.42%       -1.94%      -0.62%       3.46%

                                           AVERAGE ANNUAL TOTAL RETURN           AGGREGATE
                                                 FISCAL YEAR END                   TOTAL
                                   -------------------------------------------    RETURN
        FUND* (INCEPTION                       THREE                   SINCE      SINCE
             DATES)                ONE YEAR    YEARS    FIVE YEARS   INCEPTION   INCEPTION
------------------------------------------------------------------------------------------
Arktos (5/21/01)                     33.85%      N/A          N/A      32.68%      57.83%

Medius (10/1/01)                    -24.44%      N/A          N/A       3.45%       4.29%

Mekros (10/1/01)                    -35.45%      N/A          N/A     -13.65%     -16.75%

U.S. Government Bond (8/18/97)       18.62%    12.58%        5.07%      6.56%      40.68%

Juno                                   N/A       N/A          N/A        N/A         N/A

Large-Cap Europe (10/1/01)          -28.35%      N/A          N/A     -16.13%     -19.73%

Large-Cap Japan (10/1/01)           -16.20       N/A          N/A     -21.89%     -26.56%

Sector Rotation (5/1/02)               N/A       N/A          N/A     -22.40%     -22.40%

Core Equity                            N/A       N/A          N/A        N/A         N/A

Banking (5/2/01)                     -0.78%      N/A          N/A       0.03%       0.05%

Basic Materials (5/2/01)            -12.75%      N/A          N/A      -9.62%     -15.50%

Biotechnology (5/2/01)              -45.35%      N/A          N/A     -30.98%     -46.07%

Consumer Products (5/29/01)          -3.61%      N/A          N/A      -1.50%      -2.37%

Electronics (8/3/01)                -48.21%      N/A          N/A     -45.24%     -57.24%

Energy (5/29/01)                    -13.51%      N/A          N/A     -17.94%     -27.00%

Energy Services (5/2/01)            -12.07%      N/A          N/A     -24.66%     -37.61%

Financial Services (7/20/01)        -15.10%      N/A          N/A     -13.41%     -18.83%

Health Care (6/19/01)               -21.31%      N/A          N/A     -17.11%     -25.02%

Internet (5/24/01)                  -43.34%      N/A          N/A     -47.33%     -64.28%

Leisure (5/22/01)                   -14.76%      N/A          N/A     -25.91%     -38.32%

Precious Metals (5/29/97)            45.59%     9.30%        0.83%     -5.44%     -26.86%

Real Estate (10/1/01)                -1.12%      N/A          N/A       2.34%       2.93%

Retailing (7/23/01)                 -21.91%      N/A          N/A     -14.26%     -19.88%

Technology (5/2/01)                 -39.11%      N/A          N/A     -37.81%     -54.67%

Telecommunications (7/27/01)        -39.58%      N/A          N/A     -34.57%     -45.48%

                                           AVERAGE ANNUAL TOTAL RETURN           AGGREGATE
                                                 FISCAL YEAR END                   TOTAL
                                   -------------------------------------------    RETURN
        FUND* (INCEPTION                       THREE                   SINCE      SINCE
             DATES)                ONE YEAR    YEARS    FIVE YEARS   INCEPTION   INCEPTION
------------------------------------------------------------------------------------------
Transportation (6/11/01)            -11.68%      N/A          N/A      -9.10%     -13.80%

Utilities (5/2/01)                  -32.83%      N/A          N/A     -34.85%     -51.02%

U.S. Government Money Market
 Fund (5/7/97)                        0.47%     2.80%        3.05%      3.09%      18.74%

* The Juno Fund, Tempest 500 Fund, Venture 100 Fund and Core Equity Fund had not commenced operations as of December 31, 2002.

INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND

In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                   YIELD = 2[(a-b)/cd +1](TO THE POWER OF 6)-1

     Where:  a =   dividends and interest earned during the period;

             b =   expenses accrued for the period (net of reimbursements);

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

             d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

The Bond Fund's yield, as of December 31, 2002, based on a thirty-day base period, was approximately 3.12%.

THE MONEY MARKET FUND

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended December 31, 2002, were 0.06% and 0.08%, respectively.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day(the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Money Market and Bond Funds intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends daily. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market and Bond Funds.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company for tax purposes. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance prospectus. You should consult with your tax advisor regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

SECTION 817(h) DIVERSIFICATION

Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

REGULATED INVESTMENT COMPANY STATUS

Each of the Funds intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, each Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% requirement test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% requirement test.

In addition, each Fund must distribute at least 90% of its investment company taxable income (generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, in such case, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

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FEDERAL EXCISE TAX

It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated assets accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies, and certain trusts under qualified pension and retirement plans.

SPECIAL CONSIDERATIONS APPLICABLE TO THE INTERNATIONAL FUNDS, SECTOR FUNDS AND STRATEGIC FUNDS

In general, with respect to the International Funds, Sector Funds and Strategic Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to the aforementioned special treatment under the Code. In general, therefore, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS AND OTHER COMPLEX SECURITIES

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than

                                      S-75
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10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-296-5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may visit the Trust's Web site at www.rydexfunds.com or call 800-820-0888 or 301-296-5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT ACCOUNTANT AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, MD 21201, is the independent certified public accountant to the Trust and each of the Funds. For the fiscal years ended December 31, 1999 and 1998, a predecessor audit firm acted as the auditor and independent certified public accountant. The Trust's Audit Committee and Board of Trustees approved the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountant, in December 2000. The appointment of PricewaterhouseCoopers LLP was not the result of any disagreement with, or adverse opinion, disclaimer of opinion, modification or qualification by the Trust's predecessor audit firm.

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.

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                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       A-1
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MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       A-2